Provision for Income Taxes (Details 2) - USD ($) $ in Thousands	Apr. 30, 2015	Apr. 30, 2014
Accrued liabilities	$ 21	$ 38
Depreciation and amortization	0	9
State taxes	1	1
Stock-based compensation expense	4,803	4,511
Capitalized research and development costs	433	556
Foreign net operating loss carry-forward	235	244
Net operating loss carry-forward	9,719	5,608
Total deferred tax assets	15,212	10,968
Less: Valuation allowance	(15,212)	(10,968)
Net deferred tax asset	$ 0	$ 0